SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported): January 3, 1994




                 NATIONAL COMPUTER SYSTEMS, INC.
       (Exact name of issuer as specified in its charter)


        Minnesota                0-3713         41-0850527
(State or other jurisdiction)  (Commission   (I.R.S.Employer
     of incorporation          File Number)  Identification No.)


11000 Prairie Lakes Drive                     612/829-3000
P.O. Box 9365                                (Telephone number,
Minneapolis, MN 55440                        including area code)
(Address of principal executive
offices and zip code)


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Item 5.  Other Events

Reference is made to Exhibit 99 hereto.






Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (c) - Exhibits

           Exhibit 99 - National Computer Systems, Inc.
                        News Release dated January 3, 1994












SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 NATIONAL COMPUTER SYSTEMS, INC.
Date:  January 5, 1994


                                 By:  /s/ J. W. Fenton, Jr.
                                      J. W. Fenton, Jr.
                                      Secretary/Treasurer